2020 Barclays Global  Financial Services  Conference September 14, 2020 The Huntington National Bank is Member FDIC. ®, Huntington® and         Huntington. Welcome.®  are federally registered service marks of Huntington Bancshares Incorporated. ©2020 Huntington  Bancshares Incorporated.

Disclaimer CAUTION REGARDING FORWARD‐LOOKING STATEMENTS This communication contains certain forward‐looking statements, including, but not limited to, certain plans, expectations, goals, projections,  and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not  describe historical or current facts, including statements about beliefs and expectations, are forward‐looking statements. Forward‐looking  statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or  conditional verbs such as will, may, might, should, would, could, or similar variations. The forward‐looking statements are intended to be subject  to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private  Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual  results to differ materially from those contained or implied in the forward‐looking statements: changes in general economic, political, or industry  conditions; the magnitude and duration of the COVID‐19 pandemic and its impact on the global economy and financial market conditions and  our business, results of operations and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of  the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR;  competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of  any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of  governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd‐Frank Wall Street  Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and  CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described  above can be found in our 2019 Annual Report on Form 10‐K, and our Quarterly Report on Form 10‐Q for the quarters ended March 31, 2020  and June 30, 2020, as well as our subsequent Securities and Exchange Commission (“SEC”) filings, which are on file with the SEC and available in  the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings.” All forward‐looking statements speak only as of the date they are made and are based on information available at that time. We do not assume  any obligation to update forward‐looking statements to reflect circumstances or events that occur after the date the forward‐looking statements  were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward‐looking statements  involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.  2020 Barclays Global Financial Services Conference 2

Building the Leading People First, Digitally Powered Bank Creating a sustainable competitive advantage with focused investment in  customer experience, product differentiation, and key growth initiatives We are a Purpose‐driven company  Our Purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve Drive organic growth across all business segments  Deliver a superior customer experience through differentiated products, digital capabilities, market segmentation, and  tailored expertise  Leverage the value of our brand, our deeply‐rooted leadership in our communities, and our market‐leading convenience to  efficiently acquire, deepen, and retain client relationships Deliver sustainable, top quartile financial performance and efficiency  Drive diversified revenue growth while maintaining rigorous expense management discipline and maximizing returns on organic  growth investments  Minimize earnings volatility through the cycle  Deliver top quartile returns on capital Be a source of stability and resilience through enterprise risk management & balance sheet strength  Maintain an aggregate moderate‐to‐low risk profile through the cycle  Disciplined capital allocation and priorities (first fund organic growth, second maintain the dividend, and then other capital uses) 2020 Barclays Global Financial Services Conference 3

# Updated 3Q20 Expectations

| | 3Q20E (vs. 2Q20) | Commentary |
|---|---|---|
| Avg Loans | ~Flat | • Commercial loans down approximately 1% as full quarter impact of PPP offset by continued reductions in dealer floorplan and commercial line utilization rates<br>• Consumer loans up approximately 2% driven by growth in residential mortgage, indirect auto, and RV/Marine with the remaining categories relatively flat |
| Avg Deposits | Up ~1% | • Commercial deposits down approximately 1% assuming gradual usage of deposit inflows from government stimulus<br>• Consumer deposits up approximately 2% driven by continued strong digital acquisition and as branches return to BAU production |
| Revenue | Up ~4% | • Net interest income up 3-4% benefitting from modest NIM expansion of approximately 2-5 bp and slightly higher average earning assets<br>• Fee income up more than 5% as mortgage banking increases further while pandemic-impacted lines rebound |
| Expense | Up ~5% | • Approximately +2% driven by $15 million of the $25 million restructuring costs from the 2020 expense management plan<br>• Approximately +3% driven by investments in technology capabilities and marketing as well as the return of customer and sales activity costs closer to pre-pandemic levels<br>• Forecasting analysis indicates positive operating leverage for FY20 (8th consecutive year) |
| NCOs | 65 bp +/- 5 bp | • NCOs to remain elevated, impacted by the oil and gas portfolio as well as broader economic conditions |

2020 Barclays Global Financial Services Conference | 4 | Huntington

Commercial Financial Accommodations  Commercial deferrals are down $3.9B from June 30 as most customers have exited their deferral period with no known  significant credit issues to date o Hospitality customers generally receiving a second 90‐day deferral due to longer‐term recovery outlook o Auto dealers have no remaining deferral balances o Franchise restaurant customers generally out of deferral periods and resuming contractual payments o We expect some incremental deferral requests within the total $1 billion SBA portfolio in Q4 as the CARES Act payments  cease.  All other segments are expected to show a continued decline in deferrals through the end of the year. As of 6/30/20 As of 8/31/20 Deferral  % of Portfolio  Deferral  % of Portfolio  Change in  $ in millions # Deferrals # Deferrals Balance Deferred Balance Deferred Deferral Balance CRE/Construction 335 $1,496 21% 41 $423 6% $(1,073) Business Banking 4,319 986 19% 528 172 2% (814) Auto Dealers 165 467 16% 0 0 0% (467) Middle Market 173 705 12% 51 293 5% (412) Franchise  290 729 67% 10 36 3% (693) Finance C&I –All Other 865 612 3% 75 184 1% (428) Total 6,147 $4,995 12% 705 $1,108 3% $(3,887) 2020 Barclays Global Financial Services Conference 5

Consumer Financial Accommodations  Consumer deferrals are down $1.2B from June 30 as customers have exited their original deferral plans, with limited new or  second deferrals o Mortgage deferrals reduced by $626MM with 80% of post deferral customers current or in a pending payment status,  15% requesting additional forbearance time, and 5% requiring additional Home Savers(1) assistance o Auto deferrals reduced by $353MM, with post deferral 30+ delinquency rate of 4% o HELOC deferrals reduced by $137MM, with a post deferral 30+ day delinquency rate of 2% o RV/Marine deferrals reduced by $99MM, with a post deferral 30+ delinquency rate of 2.5% As of 6/30/20 As of 8/31/20 Deferral  % of Portfolio  Deferral  % of Portfolio  Change in  $ in millions # Deferrals # Deferrals Balance Deferred Balance Deferred Deferral Balance Residential  4,178 $1,062 8% 2,401 $436 3% $(626) Mortgage Indirect Auto 21,841 423 3% 4,081 70 1% (353) HELOC 2,465 207 3% 778 70 1% (137) RV / Marine 2,159 115 3% 343 16 < 1% (99) Other Consumer 1,520 17 2% 145 2 < 1% (15) Total 32,163 $1,824 5% 7,748 $594 2% $(1,230) See notes on slide 17 2020 Barclays Global Financial Services Conference 6

Huntington’s Digital Evolution  Digital Differentiation  Building our Core and Transformation Owning our online, mobile, and alerts  Driving engagement and profitability  platforms, leveraging agile  through digital tools, AI, segmentation  development, and partnering to  and mobility further enhance customer experience Digital Origination  Branch Experience Expansion Ensuring our customers can  Leveraging digital technology to  open accounts digitally in all  optimize sales & service and empower  core product families 3,500+ bankers across our footprint  2020 Barclays Global Financial Services Conference 7

Differentiating with Digital & Product 100+ digital projects launched over 2 years, driving value Customers that are engaged with The Hub tools demonstrate higher  levels of satisfaction, lower levels of attrition, and higher profitability Differentiated Digital Services 2 New Products Money Personalized Savings Management Insights Automation Now for Businesses & $50 Safety Zone for Consumers and Businesses When you overdraw your  The Hub account, you have a $50 Safety  Zone before you incur an  Track and analyze your  Leveraging AI to provide  Use AI to analyze your  overdraft fee. If you overdraw  spending and help you create  personalized and proactive  spending habits, income, and  your account by more than $50,  and reach your financial goals insights upcoming expenses to find  you have 24‐Hour Grace giving  money you're not using in  E.g.  E.g.  you more time to make a  your account deposit and avoid a fee. Spend Analysis, Savings Goals  Duplicate charges, Returned  & Budgets check, Refund received September ‘20 September ‘20 See notes on slide 17 2020 Barclays Global Financial Services Conference 8

Digital Transformation Tailored Customer  Mobility Experiences Customer centric experiences designed to support the  Invest in mobile as the platform of choice for our  unique needs of our Consumer, Business Banking,  customers while leveraging new technology and AI to  Private Bank and Corporate customers enhance self service Consumer Payments • Budget • Bank to Bank Transfers • Goals • Zelle • Credit & ID Monitoring • Automated Saving Private Bank Self Help • My Team • ChatBot (AI) • Insights • Schedule a Call Back • Credit & ID Monitoring Business Enhanced Servicing • Cashflow • Card Controls • Treasury Services • Enhanced Mortgage Servicing • Access Management 2020 Barclays Global Financial Services Conference 9

Digital Usage A key indicator of engagement Active Digital Users  Active Mobile Users  Digital Logins (Millions) (Millions) (Millions) +45% YoY +8% YoY +13% YoY 139.39 2.99 2.10 2.95 2.05 108.72 25.96 96.50 23.81 23.95 2.76 1.86 113.43 72.55 84.90 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 Mobile Online Consumer Checking  Consumer Deposit  New Households Transactions by Channel Digital vs Non‐Digital Acquisition 34% 46% 42% 48% 62% 75% 34% 33% 34% 52% 38% 32% 25% 22% 25% 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 Digital Non‐Digital Mobile ATM Branch 2020 Barclays Global Financial Services Conference 10

Industry‐leading Mobile and Online Customer Satisfaction Honored for the second consecutive year for consumer mobile and digital  banking customer satisfaction August 1, 2019 Huntington Online Banking and Mobile App Rank Highest in Two  J.D. Power 2019 Banking Satisfaction Studies Awards reflect focus on listening to customers and  delivering an exceptional digital experience COLUMBUS, Ohio – Huntington Bank (Nasdaq: HBAN; www.huntington.com) has claimed the  top spots in the J.D. Power 2019 U.S. Banking App Satisfaction Study and the U.S. Online  Banking Satisfaction Study. August 19, 2020 Huntington Mobile App Ranks Highest Among Regional Banks in the J.D. Power 2020 U.S. Banking Mobile App Satisfaction Study for the Second Year in a Row Award reflects Huntington’s continued focus on listening to customers and delivering exceptional digital tools COLUMBUS, Ohio – Huntington Bank (Nasdaq: HBAN; www.huntington.com) has claimed the  top spot among regional banks in the J.D. Power 2020 U.S. Banking Mobile App Satisfaction  Study for the second year in a row. #1 in Regional Bank Mobile App  Customer Satisfaction(1) Visit jdpower.com/awards for more details See notes on slide 17 2020 Barclays Global Financial Services Conference 11

Our Competitive Edge: Owned and Partnered Owning Our Core World Class Partnerships Foundation including Online, Mobile,  Accelerating speed to market and Alerts platform built internally Development Investment YoY Differentiation +54% +36% Origination 2018 2019 2020 Est Digital Features Released  Segmentation & Servicing +73% +77% 2Q19 2Q20 3Q19 3Q20   Est 2020 Barclays Global Financial Services Conference 12

Expanding Best In Class Servicing Satisfaction to  Digital Origination In 2020, Huntington is aggressively expanding origination capabilities to  ensure all core product families can originate digitally  1Q20 2Q20 3Q20 4Q20  Consumer Credit Card  Consumer Credit Card  Consumer Credit Card  Consumer Credit Card  Consumer Checking  Consumer Checking  Consumer Checking  Consumer Checking  Consumer Saving  Consumer Saving  Consumer Saving  Consumer Saving  Mortgage  Mortgage  Mortgage  Home Equity  Home Equity  Home Equity  Business Savings   Business Savings  Existing Capability (existing customers only) (new & existing customers) New Capability Added   Business Checking  Business Lending 2020 Barclays Global Financial Services Conference 13

COVID Has Not Changed the Importance of Branches,  But It Has Changed the Branch Experience Branch Toolset Digital Capabilities Built on the premise of the  Built to drive Product  customer physically being  Selection, self service and  present in branch satisfaction We leverage digital technology to optimize  sales & service and empower 3,500+ bankers  across our footprint  Virtual Digital Sales  Remote  Appointment  Remote Account  eSign Collaboration Collateral Authentication Setting  Opening Integration Full launch in 3Q20 ‐ 4Q20 Piloting in 4Q20  Building the Leading People First, Digitally Powered Bank 2020 Barclays Global Financial Services Conference 14

Basis of Presentation Use of Non‐GAAP Financial Measures This document contains GAAP financial measures and non‐GAAP financial measures where management believes it to be helpful in  understanding Huntington’s results of operations or financial position. Where non‐GAAP financial measures are used, the  comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this  document, conference call slides, or the Form 8‐K related to this document, all of which can be found in the Investor Relations  section of Huntington’s website, http://www.huntington.com. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for  analytical and decision‐making purposes to better discern underlying performance trends when compared to full‐year or year‐over‐ year amounts. For example, loan and deposit growth rates, as well as net charge‐off percentages, are most often expressed in  terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully‐Taxable Equivalent Interest Income and Net Interest Margin Income from tax‐exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax‐exempt municipal securities and  certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision‐ making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of our financial performance against published  earnings per share mean estimate amounts, which typically exclude the impact of Significant Items. Earnings per share equivalents  are usually calculated by applying an effective tax rate to a pre‐tax amount to derive an after‐tax amount, which is divided by the  average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the  after‐tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent. 2020 Barclays Global Financial Services Conference 15

Basis of Presentation Rounding Please note that columns of data in this document may not add due to rounding. Significant Items From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking  activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their  outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as  “Significant Items”. Most often, these Significant Items result from factors originating outside the company – e.g., regulatory  actions/assessments, windfall gains, changes in accounting principles, one‐time tax assessments/refunds, and litigation actions. In  other cases they may result from management decisions associated with significant corporate actions out of the ordinary course of  business – e.g., merger/restructuring charges, recapitalization actions, and goodwill impairment. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and  economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the  provision for credit losses, gains/losses from investment activities, and asset valuation write‐downs reflect ordinary banking  activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of “Significant Items”, when appropriate, aids analysts/investors in better understanding  corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from  their analysis of the company’s performance ‐ i.e., within the context of determining how that performance differed from their  expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, management has  adopted a practice of listing “Significant Items” in our external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10‐Q and 10‐K). “Significant Items” for any particular period are not intended to be a complete list of items that may materially impact current or  future period performance. A number of items could materially impact these periods, including those which may be described from  time to time in Huntington’s filings with the Securities and Exchange Commission. 2020 Barclays Global Financial Services Conference 16

Notes Slide 6: (1) Home Savers is Huntington’s customer assistance team for residential properties that works with customers on repayment  plans, modifications, and other options when a customer experiences a financial hardship. Slide 8: (1) If your account is overdrawn, we’ll give you more time to make it right to avoid the overdraft fee. To find out how 24‐Hour  Grace® works, visit huntington.com/Grace. For the no overdraft fee $50 Safety Zone, your account is automatically closed in  60 days if it remains negative. Slide 11: (1) Visit jdpower.com/awards for more details. In 2020, Huntington received the highest score among regional banks ($55B to $150B in deposits) in the J.D. Power 2019‐ 2020 U.S. Banking Mobile App Satisfaction Study of customers’ satisfaction with their financial institution’s mobile  applications for banking account management.  In 2019, Huntington ranked #1 in both the J.D. Power 2019 U.S. Banking App Satisfaction and U.S. Online Banking  Satisfaction studies, receiving the highest score among all banks (i.e., national banks and regional banks) in both surveys. 2020 Barclays Global Financial Services Conference 17